EXECUTION COPY
COFINA FUNDING, LLC,
as Issuer
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Custodian
CUSTODIAN AGREEMENT
August 10, 2005

i

EXHIBITS

EXHIBIT 1	FORM OF INITIAL TRUST RECEIPT

EXHIBIT 2	FORM OF FINAL TRUST RECEIPT

EXHIBIT 3	FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4	AUTHORIZED REPRESENTATIVES

EXHIBIT 5	FORM OF NOTE TRANSFER POWER

EXHIBIT 6	RECEIVABLE SCHEDULE

EXHIBIT 7	RESERVED

EXHIBIT 8	FORM OF CUSTODIAL DELIVERY CONFIRMATION

EXHIBIT 9	NOTICE ADDRESSES

          THIS CUSTODIAN AGREEMENT, dated as of August 10, 2005, by and between Cofina Funding, LLC (the “Issuer”), U.S. Bank National Association, not in its individual capacity but solely as trustee (the “Trustee”), and U.S. Bank National Association, as custodian (the “Custodian”).
WITNESSETH:
          WHEREAS, the Issuer has entered into a Purchase and Sale Agreement pursuant to which it shall purchase from time to time certain operating and term loans from Cofina Financial, LLC (each a “Receivable”) and Cofina Financial, LLC, as Servicer, has agreed to service such Receivables pursuant to the Servicing Agreement (defined below).
          WHEREAS, pursuant to the Base Indenture (defined below), the Issuer has pledged to the Trustee, on behalf of the Secured Parties, all of its rights in the Trust Estate (defined below), including its rights in the Receivables, the Obligor Notes (defined below), and related documents.
          WHEREAS, the Issuer, the Secured Parties and the Trustee desire to have the Custodian take possession of the Custodian Files (as defined below), as the custodian of the Trustee (on behalf of the Secured Parties), in accordance with the terms and conditions hereof.
          NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:
     Section 1. Definitions.
          Capitalized terms used but not defined herein shall have the meanings assigned to them in that certain Base Indenture, between the Issuer and the Trustee, dated the date hereof, as amended, restated, modified or supplemented from time to time (the “Base Indenture”).
          Agreement: This Custodian Agreement and all amendments and attachments hereto and supplements hereof.
          Authorized Representative: With respect to the Custodian, Issuer, Servicer and Trustee those persons identified on Exhibit 4 hereto, as such list may be modified by subsequent written notices to the parties hereto.
          Closing Date: With respect to each Receivable, the date on which such Receivable is purchased or otherwise acquired by the Issuer.
          Custodial Delivery Confirmation: The form executed by the Issuer and the Custodian in connection with the initial delivery of Receivables to the Custodian pursuant to this Agreement, a form of which is attached as Exhibit 8 hereto.
          Custodial File: Has the meaning provided in the Purchase and Contribution Agreement.
          Custodian: U.S. Bank National Association and any successor thereto as Custodian under this Agreement as herein provided.

          File: Has the meaning provided in Section 2 of this Agreement.
          Final Trust Receipt and Certificate: A final trust receipt as to each Receivable, which Final Trust Receipt is delivered to the Issuer, the Servicer and the Trustee by the Custodian in accordance with Section 5 hereof and in the form attached as Exhibit 2 hereto.
          Initial Trust Receipt and Certificate: An initial trust receipt as to each Receivable, which Initial Trust Receipt is delivered to the Issuer, the Servicer and the Trustee by the Custodian in accordance with Section 3 hereof and in the form attached as Exhibit 1 hereto.
          Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.
          Receivable Schedule: The schedule of Receivables annexed as Exhibit 6 hereto, as amended or supplemented from time to time in accordance with the terms of this Agreement.
          Servicer: Cofina Financial, LLC and any successor thereto as Servicer under the Servicing Agreement.
          Servicing Agreement: The Servicing Agreement, dated as of the date hereof, among the Issuer, the Servicer, and the Trustee, as the same may be amended or supplemented from time to time in accordance with the Transaction Documents.
          Trustee: U.S. Bank National Association and any successor thereto as “Trustee” in accordance with the terms of the Base Indenture.
     Section 2. Delivery of this Agreement; Delivery of the Files.
          Within two (2) Business Days following each Closing Date, the Issuer shall deliver or cause to be delivered to the Custodian a Custodial Delivery Confirmation with respect to the related Receivables. Upon execution of each Custodial Delivery Confirmation, the Receivables Schedule attached as Exhibit 6 hereto shall be deemed automatically amended to include the Receivables identified in such confirmation.
          Within two (2) Business Days following each Closing Date, the Issuer shall deliver or cause to be delivered and released to the Custodian the Custodial File pertaining to each of the Receivables identified in the Receivables Schedule annexed hereto or as updated pursuant to this Section 2, including but not limited to: (i) a schedule of each item or document in the Custodial File, (ii) the original executed Obligor Note, duly indorsed in blank with note transfer powers in the form attached hereto as Exhibit 5, (iii) each loan agreement, security agreement, guaranty and letter of credit executed in connection therewith or related thereto, and (iv) acknowledgment copies of applicable UCC filings against the related Obligor with respect to such Receivable.
          From time to time, the Issuer shall forward or cause to be forwarded to the Custodian additional original documents with respect to the Receivables identified on the Receivables Schedule in accordance with the terms of the Servicing Agreement, including all additional documents evidencing an assumption, modification, consolidation or extension of a Receivable.

All such Receivable documents held by the Custodian as to each Receivable shall constitute the “File” with respect to such Receivable.
     Section 3. Initial Trust Receipt and Certificate Delivered by the Custodian.
          Within 5 Business Days of each Closing Date, the Custodian shall deliver to the Issuer, the Servicer and the Trustee an Initial Trust Receipt and Certificate in the form of Exhibit 1 hereof, wherein the Custodian shall state that a File is in its possession with respect to each Receivable listed in the related Receivable Schedule (other than any Receivable specifically identified on the exception report attached to such certificate) and (i) that the related Obligor Note is in its possession and is an original; and (ii) that each such Obligor Note has been endorsed as provided in Section 2 of this Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, recordability or genuineness of any documents contained in any Files, or (ii) the collectability, insurability, effectiveness or suitability of any Receivable. The Custodian shall not be required to conduct an independent review of any File other than as specifically outlined in this Agreement.
     Section 4. Obligations of the Custodian.
          With respect to each File which is delivered to the Custodian or which comes into the possession of the Custodian, the Custodian shall be the custodian of such File for the exclusive benefit of the Trustee (on behalf of the Secured Parties). The Custodian shall hold all Files for the exclusive use and benefit of the Trustee (on behalf of the Secured Parties) and shall clearly identify such files as such, including taking all such actions necessary to identify and clearly record on its files all such Files as being held for the benefit of the Trustee (on behalf of the Secured Parties) under the Transaction Documents. The Custodian shall separate the Files from any other instruments and files in its records and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Trustee. The Custodian shall segregate and maintain continuous custody of all documents constituting the Files in secure and fire resistant facilities in accordance with customary standards for such custody.
     Section 5. Final Trust Receipt and Certificate Delivered by the Custodian.
          Within 10 Business Days after each Closing Date, the Custodian shall ascertain that all documents required to be delivered to it are in its possession (based solely on the schedule delivered pursuant to Section 2), and shall deliver to the Issuer, the Servicer and the Trustee, a Final Trust Receipt and Certificate to the effect that, as to each Receivable listed in the Receivables Schedule (other than any Receivable specifically identified on the exception report attached to such certificate): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable; and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Receivables Schedule with respect to such Receivable is correct. The Custodian makes no representations as to (i) the validity, legality, enforceability, recordability or genuineness of any of the documents contained in any Files, or (ii) the collectability, insurability, effectiveness or suitability of any Receivable. The Custodian shall not be required to conduct an independent review of any File other than as specifically outlined in this Agreement.

          Following the delivery of each Final Trust Receipt and Certificate, the Custodian shall provide to the Issuer, the Servicer and the Trustee, no less frequently than monthly, updated exception reports indicating the then current status of exceptions, until all such exceptions have been eliminated.
     Section 6. Future Defects.
          During the term of this Agreement, if the Custodian discovers any defect with respect to any File, the Custodian shall give telephonic notice of such defect to the Issuer, the Servicer and the Trustee and add the related document to the monthly exceptions report delivered pursuant to Section 5.
     Section 7. Release for Servicing.
          From time to time and as appropriate for the foreclosure or servicing of any of the Receivables, the Custodian is hereby authorized, upon receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3 (a “Request for Release”) to release the related File to the Servicer. All Files so released to the Servicer shall be held by the Servicer in trust for the benefit of the Trustee (on behalf of the Secured Parties) in accordance with the Transaction Documents. The Servicer shall return to the Custodian the File when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of an additional Request for Release certifying such liquidation from the Servicer, the Servicer’s Request and Release submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Servicer.
          Notwithstanding the foregoing, at no time shall the Custodian release to the Servicer pursuant to this Section 7 a quantity of Files in excess of 10% of the total number of Files, excluding Files relating to Receivables for which a Request for Release has been received by the Custodian because such Receivable has been paid in full, become liquidated or otherwise released from the Base Indenture and related Series Supplement.
     Section 8. Release for Payment.
          Upon the payment in full of any Receivable, and upon receipt by the Custodian of a Request for Release which shall include a statement to the effect that all amounts received in connection with such payment have been remitted to the Issuer (or it designee) or credited to the Collection Account established with respect to the Receivables), the Custodian shall promptly release the related File to the Servicer. The method of such release will be by Federal Express for overnight delivery, unless otherwise specified by the Servicer.
     Section 9. Fees of Custodian.
          The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Issuer, the payment of which fees, together with the Custodian’s expenses in connection herewith, shall be solely the obligation of the Issuer. In connection with any termination of this Agreement, the Custodian shall be entitled to refrain from transferring or releasing Files then held hereunder for the Issuer until such time as the Issuer pays to the Custodian any due and unpaid fees or expenses of the Custodian.
     Section 10. Control by Trustee.
          The Required Persons may from time to time require the Custodian to complete the endorsements on any Obligor Notes in its possession. In addition, upon the appointment of any successor “Trustee” under the Indenture, the Custodian shall promptly transfer to any successor custodian appointed by such successor Trustee all Files held by it hereunder. In the event of any appointment of a successor custodian by the Trustee, the Issuer shall be responsible for the fees of the successor custodian hereunder. No removal of the Custodian shall be effective until the appointment and acceptance of such appointment by a successor.
     Section 11. Transfer of Files Upon Termination.
          If the Custodian is notified by the Trustee that the Indenture has been terminated as to any or all of the Receivables, upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Files relating to such Receivables.
     Section 12. Examination of Files.
          Upon reasonable prior notice to the Custodian, the Issuer, the Servicer, the Trustee and the Required Persons and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Receivables.
     Section 13. Insurance of Custodian.
          At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as Custodian. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Required Persons, upon request.
     Section 14. Counterparts.
          For the purpose of facilitating the execution of this Agreement as herein provided, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.
     Section 15. Periodic Statements.
          Upon the request of the Issuer, the Servicer, the Trustee or any Required Person, the Custodian shall provide to such person a list of all the Receivables for which the Custodian holds a File pursuant to this Agreement. Such list may be in the form of a copy of the Receivables Schedule with manual deletions to specifically denote any Receivables paid off or repurchased since the date of this Agreement.
     Section 16. GOVERNING LAW.
          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     Section 17. Copies of Documents.
          Upon the request of the Issuer, the Servicer, the Trustee or any Required Person and at the cost and expense of the Issuer, the Custodian shall provide such person with copies of the documentation in the Files.
     Section 18. No Adverse Interest of Custodian.
          By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement it shall hold, no adverse interest, by way of security or otherwise, in any Receivable or File, and hereby waives and releases any such interest which it may have in any Receivable or File as of the date hereof.
     Section 19. Termination by Custodian.
          The Custodian may terminate its obligations under this Agreement upon at least 90 days’ notice to the Trustee, the Required Persons, the Servicer and the Issuer. In the event of such termination, the Issuer shall appoint a successor Custodian acceptable to the Required Persons; provided that: (i) no such resignation of the Custodian will become effective until the acceptance of appointment by a successor Custodian, and (ii) if no successor or replacement Custodian has been appointed and accepted such appointment in accordance with the terms of this Agreement within 90 days of the written notice of resignation from the Custodian, the Custodian may petition a court of competent jurisdiction for the appointment of an appropriately qualified successor. The payment of such successor Custodian’s ongoing fees and expenses with respect to each Receivable shall be solely the responsibility of the Issuer; provided, however, that if the Custodian terminates its obligations pursuant to this Section 19 within 365 days from the date hereof, any initial set up or certification costs of such successor Custodian shall be the responsibility of the Custodian. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Files being administered under this Agreement.
     Section 20. Term of Agreement.
          Unless terminated pursuant to Section 11 or Section 19 hereof, this Agreement shall terminate upon the final payment or other liquidation of the last Receivable or the disposition of all property acquired upon liquidation of any Receivable, and the final remittance of all funds due the Issuer under the Transaction Documents. In such event all documents remaining in the Files shall be released in accordance with the written instructions of the Trustee.

     Section 21. Notices.
          All demands, notices and communications hereunder shall be in writing, executed by an Authorized Representative and shall be deemed to have been duly given when received by the recipient party at the address shown on Exhibit 9 the hereof, or at such other addresses as may hereafter be furnished to the other parties. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).
     Section 22. Successors and Assigns.
          This Agreement shall inure to the benefit of the Secured Parties and the successors and assigns (as permitted by this Agreement) of each of the parties hereto.
     Section 23. Limitation on Liability.
          (a) The Custodian shall be responsible only for its specific functions and duties described herein. Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodian Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.
          (b) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law.
          (c) The Custodian may consult with counsel reasonably satisfactory to it and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.
          (d) The Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Custodian believes that repayment of such funds (repaid in accordance with the terms of this Agreement) or adequate indemnity against such risk or liability is not reasonably assured to it.
     Section 24. Indemnification of Custodian.
          The Issuer agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodian Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Custodian Agreement.
     Section 25. Custodian Obligations Regarding Genuineness of Documents.
          In the absence of gross negligence or bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodian Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodian Agreement.
     Section 26. Shipment of Documents.
          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of File documents in the performance of the Custodian’s duties hereunder shall be delivered by the requesting party to the Custodian prior to any shipment of any File documents hereunder. The Issuer will arrange for the provision of such services at its sole cost and expense (or, at Custodian’s option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage of files and loan documents during such shipment as the Issuer deems appropriate. Without limiting the generality of the provisions of Section 24 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of the use of shipping methods or shippers specified pursuant to written instructions given by the Issuer, the Servicer, the Trustee or the Required Persons.
     Section 27. Authorized Representatives.
          Each individual designated as an authorized representative of the Custodian, the Issuer, the Servicer and the Trustee is set forth on Exhibit 4 hereto (each, an “Authorized Representative”), and is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with the Custodian Agreement.

     Section 28. Reproduction of Documents.
          This Custodian Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
     Section 29. Custodial File.
          In the event the Issuer, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or garnishment with respect to any Receivable, or in the event a third party shall institute any court proceeding by which any document in the Custodial File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party which received such service shall immediately deliver or cause to be delivered to the other parties hereto copies of all court papers, orders, documents and other materials concerning such proceedings. In such event, the Custodian shall continue to hold and maintain all documents in the Custodian File received by it pursuant to the provisions of this Agreement pending an order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of documents in the Custodian File held by it as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement.

          IN WITNESS WHEREOF, the Issuer, the Trustee and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

COFINA FUNDING, LLC, as Issuer
By:
Name:
Title:

Custodian Agreement

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

Custodian Agreement

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:

Custodian Agreement

EXHIBIT 1
FORM OF INITIAL TRUST RECEIPT AND CERTIFICATE
[Date]

Number of Receivables:

Aggregate Outstanding Balance:

Cofina Financial, LLC	U.S. Bank National Association
5500 Cenex Drive	60 Livingston Avenue
St. Paul, Minnesota 55077	St. Paul, Minnesota 55107
Attn: Sharon Barber	Attn: Structured Finance/Cofina Funding, LLC

Cofina Funding, LLC
5500 Cenex Drive
St. Paul, Minnesota 55077
Attn: Sharon Barber
Re:	The Custodian Agreement, dated as of August 10, 2005, (the “Custodian Agreement”) between Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as Trustee and Custodian
Ladies and Gentlemen:
          In accordance with the provisions of Section 3 of the above-referenced Custodian Agreement, the undersigned, as the Custodian, hereby certifies, subject to the provisions of the Custodian Agreement, that it shall hold the Custodial Files with respect to the Receivables identified on the schedule attached hereto for the exclusive benefit of the Trustee (on behalf of the Secured Parties), that it has received a Custodial File with respect to each such Receivable (other than any Receivable specifically identified on the attached exception report) and that with respect to each such Receivable: (i) the related Obligor Note is in its possession and is an original, and (ii) each Obligor Note has been endorsed as provided in Section 2(a) of the Custodian Agreement.

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:

EXHIBIT 2
FORM OF FINAL TRUST RECEIPT AND CERTIFICATE

Number of Receivables:

Aggregate Outstanding Balance:

Cofina Funding, LLC	U.S. Bank National Association
5500 Cenex Drive	60 Livingston Avenue
St. Paul, Minnesota 55077	St. Paul, Minnesota 55107
Attn: Sharon Barber	Attn: Structured Finance/Cofina Funding, LLC

Cofina Funding, LLC
5500 Cenex Drive
St. Paul, Minnesota 55077
Attn: Sharon Barber
Re: The Custodian Agreement, dated as of August 10, 2005, (the “Custodian Agreement”), between Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as Trustee and Custodian
Ladies and Gentlemen:
          In accordance with the provisions of Section 5 of the above-referenced Custodian Agreement, the undersigned, as the Custodian, hereby certifies, subject to the terms of the Custodian Agreement, that as to each Receivable listed in the schedule attached hereto (other than any Receivable listed on the document exceptions report attached hereto) it shall hold the Custodial Files related to such Receivables for the exclusive benefit of the Trustee (on behalf of the Secured Parties), that it has reviewed the Files and has determined that (i) all documents required to be delivered to it pursuant to the Custodian Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Receivable; and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Receivables Schedule with respect to such Receivable is correct.

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By:
Name:
Title:

EXHIBIT 3
REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
To:
[Address]
Re:	The Custodian Agreement, dated as of August 10, 2005, (the “Custodian Agreement”), between Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as Trustee and Custodian.
          In connection with the administration of the Receivables files held by you as the Custodian, we request the release, and acknowledge receipt, of the (File/[specify documents]) for the Receivable described below, for the reason indicated.
Obligor’s Name, Address & Zip Code:
Receivable Number:
Reason for Requesting Documents (check one)
___ 1.	Receivable Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the custodial account as provided in the Servicing Agreement.)

___ 2.	Receivable in Foreclosure.

___ 3.	Repurchase pursuant to the Servicing Agreement or Purchase Agreement. (The Issuer hereby certifies that the repurchase price has been credited to the Collection Account).

___ 4.	Receivable liquidated by _________. (The Issuer hereby certifies that all proceeds of the liquidation have been finally received and credited to the Collection Account pursuant to the Servicing Agreement.)

___ 5.	Other (Explain)
          If box 1, 2 or 3 above is checked, and if all or part of the File was previously released to us, please release to us any additional documents in your possession relating to the specified Receivable.
          If box 4 or 5 above is checked, upon our return of all of the above documents to you as the custodian, please acknowledge your reception by signing in the space indicated below, and returning this form.

COFINA FUNDING, LLC
By:
Name:
Title:

Acknowledgment of Documents returned to the Custodian:
U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:

Name:

Title:

Date:

EXHIBIT 4
AUTHORIZED REPRESENTATIVES
Issuer
1. Sharon Barber
Servicer
1. Sharon Barber
Custodian
1. Cynthia Rose
Trustee
1. Eve Kaplan
2. Toby Robillard

EXHIBIT 5
FORM OF NOTE TRANSFER POWER

          For Value Received, the undersigned does hereby sell, assign and transfer unto ______, the attached note and does hereby irrevocably constitute and appoint ______attorney-in-fact to take all actions necessary or desireable to effect such conveyance, with full power of substitution in the premises.
Dated: __________________________, 2005

[CENEX FINANCE ASSOCIATION, INC.]

By

Its

EXHIBIT 6
RECEIVABLES SCHEDULE

EXHIBIT 7
RESERVED

EXHIBIT 8
CUSTODIAL DELIVERY
CONFIRMATION
     On this ___ day of                                           ,                      , Cofina Funding, LLC, (the“Issuer”) as the Issuer under that certain Custodian Agreement, dated as of August 10, 2005, (the “Custodian Agreement”), between Cofina Funding, LLC, as the Issuer, and U.S. Bank National Association, as Trustee and Custodian (the “Custodian”) does hereby deliver to the Custodian, the Files with respect to the Receivables listed on the Schedule of Receivables attached hereto. Such Receivables shall be subject to the terms of the Custodian Agreement as of the date hereof.
     With respect to the Receivables delivered herewith, the Closing Date shall be                     .
     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodian Agreement.
     This Custodial Delivery Confirmation may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Issuer caused its name to be signed hereto by an officer thereunto duly authorized as of the day and year above written.

COFINA FUNDING, LLC

By:

Name:
Title:

Acknowledged and Accepted:
U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

Date:

EXHIBIT 9
NOTICE ADDRESSES

ISSUER:	Cofina Funding, LLC 5500 Cenex Drive St. Paul, Minnesota 55077 Attn: Sharon Barber Telephone: (651) 355-6974 Facsimile: (651) 451-4917

SERVICER:	Cofina Financial, LLC 5500 Cenex Drive St. Paul, Minnesota 55077 Attn: Sharon Barber Telephone: (651) 355-6974 Facsimile: (651) 451-4917

CUSTODIAN:	U.S. Bank National Association 1133 Rankin Street St. Paul, Minnesota 55116 Attn: Acct. Management/Cofina Document Collateral Service Telephone: (651) 695-6105 Facsimile: (651) 695-6102

TRUSTEE:	U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Structured Finance/Cofina Funding, LLC Telephone: (651) 495-8055 Facsimile: (651) 495-8090

REQUIRED PERSONS:	Bank Hapoalim 1777 Avenue of the Americas New York, New York 10036 Attn: Brian W. James Telephone: (212) 782-2343 Facsimile: (212) 782-2345

With copy to such persons designated as “Required Persons” in any Series Supplement.